Dated        day of             1999



                          MANY BEST DEVELOPMENT LIMITED



                                       and




                            WORKABLE COMPANY LIMITED




                   *******************************************

                                TENANCY AGREEMENT

                                       of

                   All Those Workshop 1 on 1st Floor & The Flat
                   Roof  and  Lorry  Car  Park  No.  4 on Upper
                   Ground Floor, Tak King Industrial  Building,
                   No.27, Lee Chung Street, Chaiwan, Hong Kong


                   ********************************************

                       REGISTERED  at the Land Registry
                   by Memorial No.
                   on




                                             p. Land Registrar.



                               SO KEUNG YIP & SIN
                                   Solicitors
                                   17th Floor,
                        Standard Chartered Bank Building
                            4 Des Voeux Road Central,
                                    Hong Kong

                             Ref: 98010000/TKS/ta.1

I

                                    AGREEMENT

                    AN AGREEMENT made this       day of             One thousand
                    nine hundred and ninety-nine

Parties             BETWEEN the person or company  detailed  as the  Landlord in
                    Part I of the Schedule hereto (hereinafter called "the Landlord") of the one part and the person or company detailed as the Tenant in Part I of the Schedule hereto (hereinafter called "the Tenant") of the other part.

                    W H E R E B Y :-


Premises The Landlord shall let and the Tenant shall take ALL THOSE the premises (hereinafter referred to as "the Premises") forming part of all that building (hereinafter referred to as "the Building") and more particularly described and set out in Part II of the Schedule attached hereto Together with the use in common with the Landlord and all others having the like right of the entrances staircases landings passages and toilets in the Building in so far as the same are necessary for the proper use and enjoyment of the Premises and except in so far as the Landlord may from time to time restrict such use (without unreasonably interfering with the use, occupation or enjoyment of the Premises by the Tenant) And together with the right in common with others having the
Term like right to use the lift service in the building (whenever the same shall be operating) for the term set forth in Part
Rent III of the Schedule hereto YIELDING AND PAYING therefor throughout the said term (but subject to Clause 10 of Section X hereof) the rent as are set out in Part IV of the Schedule hereto which sums shall be payable exclusive of rates and management fees in advance without any deductions on the first day of each calendar month the first and last of such payments to be apportioned according to the number of days in the month included in the said term.

User Subject as hereinafter mentioned and unless otherwise agreed by the parties hereto, the Tenant agrees to use the Premises for industrial and ancillary offices and warehouse purposes only and for no other purpose whatsoever.

II

                             RENT AND OTHER CHARGES

                    The Tenant agrees with the Landlord as follows:-

                    1. To pay on the days and in the manner herein provided:-

Rent                (a)     the said rent;

Air-
Conditioning        (b)     the air-conditioning charges (if any);
Charges

Maintenance         (c)     the cleaning charges (if any);
Charges

Cleaning            (d)     the management fees payable by the owner or occupier
Charges                     of the Premises pursuant to or by virtue of the Deed
Management                  of Mutual Covenant or Management  Agreement relating
Fees                        to the building (if any).

Rates               2.      To pay and  discharge  all rates  taxes  assessments
                            duties impositions charges and outgoings whatsoever now or hereafter to be imposed or levied on the Premises or upon the owner or occupier in respect thereof by the Government of The Hong Kong Special
                            Administrative  Region  or  other  lawful  authority
                            (Government Rent, Property Tax and outgoings of a capital or non-recurring nature excepted). Without prejudice to the generality of this subclause the Tenant shall pay all rates imposed on the Premises in the first place to the Landlord who shall settle the same with the Government of The Hong Kong
                            Special Administrative Region and in the event of the Premises not yet having been assessed to rates the Tenant shall pay to the Landlord a sum equal to the rates which would be charged by the Government of The Hong Kong Special Administrative Region on the basis of a rateable value equal to twelve months' rent payable by the Tenant on account of the Tenant's liability under this Clause subject to adjustment when the assessment is available.

Utilities           3.      To pay and  discharge  all  deposits  and charges in
                            respect  of  gas  water  deposits
                            electricity air conditioning and telephone as may be shown by or operated from the Tenant's own metered supplies or by accounts rendered to the Tenant in respect of all such utilities consumed on or in the Premises.

III

                              TENANT'S OBLIGATIONS

Compliance          1.      To obey observe and comply with and to indemnify the
with Ordinances             Landlord  against  the  breach  of  all  ordinances,
                            regulations, bye-laws, rules and requirements of any
                            Governmental or other competent  authority  relating
                            to the use and  occupation  of the  Premises  or any
                            other act,  deed,  matter or thing done,  permitted,
                            suffered or omitted therein or thereon by the Tenant
                            of any employee, agent or licensee of the Tenant and
                            without  prejudice  to the  foregoing  to obtain any
                            approval   licence   or  permit   required   by  any
                            Governmental   or  other   competent   authority  in
                            connection with the Tenant's use and occupation of the Premises and to indemnify the Landlord against the consequences of a breach of this provision.

Fitting Out         2.      To  fit  out  the   interior  of  the   Premises  in
                            accordance with such plans and specifications as shall have been first submitted to and approved by the Landlord in writing (such approval shall not be unreasonably withheld or delayed) in a good and proper workmanlike fashion and safety and so to maintain the same throughout the said term in good condition and repair to the satisfaction of the Landlord (fair wear and tear inherent or latent defects excepted).

Good Repair         3.      To keep all the interior of the  Premises  including
of Interior                 the  flooring  interior  plaster or other  finishing
                            material  or  rendering  to  the  walls  floors  and
                            ceilings  and the  Landlord's  fixtures and fittings
                            therein  including  all  doors  windows   electrical
                            installations and wiring light fittings suspended ceilings fire fighting apparatus and ducting in good clean tenantable substantial and proper repair and condition (fair wear and tear inherent or latent defects excepted) so as to maintain the same at the expense of the Tenant, and to deliver up the same to the Landlord at the expiration or sooner determination of the said term in like condition.

Replacement         4.      To pay to or  reimburse  the  Landlord  the  cost of
of Windows                  replacing all broken or damaged  windows whether the
                            same be broken or damaged by the negligence of the Tenant or owing to circumstances beyond the control of the Tenant.

Repair of           5.      To  repair  or  replace  if  so   required   by  the
Electrical                  appropriate  company or authority by duly authorised
Installations               contractor  statutory undertaker or authority as the
                            case  may be  under  the  terms  of the  Electricity
                            Supply  Ordinance or any statutory  modification  or
                            re-enactment  thereof  or any  Orders in  Council or
                            regulations   made  thereunder  all  the  electrical
                            wiring   installations   and  fittings   within  the
                            Premises and the wiring from the Tenant's meter or meters to and within the same.

Good Repair         6.      At the expense of the Tenant to maintain all toilets
to Toilets and              and  water  apparatus  as  are  located  within  the
Water Apparatus             Premises (or  elsewhere if used  exclusively  by the
                            Tenant its employees invitees and licensees) in good
                            clean and tenantable  state and in proper repair and
                            condition  (fair  wear and tear  inherent  or latent
                            defects  excepted) at all times during the said term
                            to  the   satisfaction   of  the   Landlord  and  in
                            accordance with the Regulations of the Public Health or other Government Authority concerned.

Cleaning of         7.      To pay on demand to the Landlord the reasonable cost
Drains                      incurred by the  Landlord in cleaning  and  clearing
                            any of the drains choked or stopped up owing to the improper or careless use by the Tenant or its employees invitees or licensees.

Indemnify           8.      To be  wholly  responsible  for  any  damage  to the
against Loss/               Premises  or any  damage  or  injury  caused  to any
Damage from                 person whomsoever  directly through the defective or
Interior Defects            damaged condition of any part of the interior of the
                            Premises  or in any way owing to the  spread of fire
                            or smoke or the  overflow of water from the Premises
                            or any part thereof or
                            through the act default or neglect of the Tenant its
                            servants agents licensees or contractors and to make
                            good  the  same  by  payment  or  otherwise  and  to
                            indemnify the Landlord  against all reasonable costs
                            claims   demands   actions  and  legal   proceedings
                            whatsoever  made upon the  Landlord by any person in
                            respect  of any such loss  damage or injury  and all
                            costs and expenses incidental thereto, and to effect
                            adequate  insurance  cover in  respect of such risks
                            with  a  reputable  company.   The  policy  of  such
                            insurance  shall be endorsed to show the Landlord as
                            registered owner of the Building or the Premises (as
                            the case may be) and shall be in such  amount as may
                            be required by the  Landlord  and in the  reasonable
                            opinions of the Landlord to be sufficiently  covered
                            all the risks  mentioned  above and shall  contain a
                            clause  to  the  effect  that  the  insurance  cover
                            thereby   effected  and  the  terms  and  conditions
                            thereof   shall  not  be   cancelled   modified   or
                            restricted without the prior consent of the Landlord
                            (which consent shall not be unreasonably withheld or delayed). The Tenant hereby further undertakes to produce to the Landlord as and when required by the Landlord on reasonable prior written notice such policy of insurance together with a receipt for the last payment of premium and a certificate from the insurance company that the policy is fully paid up and in all respects valid and subsisting.

Protection          9.      To take all  reasonable  precautions  to protect the
from typhoon                interior  of the  Premises  from  storm  or  typhoon
                            damage.

To permit           10.     To permit the  Landlord  its agents and all  persons
Landlord to                 authorised  by it with or without  workmen or others
enter and view              and with or  without  appliances  at all  reasonable
                            times upon prior appointment to enter upon the Premises to view the condition thereof and to take inventories of the fixtures and fittings therein and to carry out any work or repair required to be done provided that in the event of an emergency the Landlord its servants or agents may enter without notice and forcibly if need be.

To execute          11.     To make good all  defects and wants of repair to the
repair on receipt           Premises  for which the Tenant may be liable  within
of notice                   the period of one month  from the  receipt of notice
                            of written notice from the Landlord to amend and make good the same, and if the Tenant shall fail to execute such works or repairs as aforementioned to permit the Landlord on reasonable prior written notice to enter upon the Premises and execute the same and in such case the reasonable cost thereof shall be a debt due from the Tenant to the Landlord and be recoverable forthwith by action.

Inform              12.     To give  notice to the  Landlord or its agent of any
Landlord of                 damage that may be suffered to the  Premises  and of
Damage                      accident  to or  defects  in the water and gas pipes
                            electrical wiring or fittings, fixtures or other facilities provided by the Landlord.

Refuse and          13.     To be  responsible  for the  removal  of refuse  and
Garbage Removal             garbage from the Premises to such  location as shall
                            be specified by the Landlord from time to time and to use only that type of refuse container as is specified by the Landlord from time to time. In the event of the Landlord providing a collection service for refuse and garbage the same shall be used by the Tenant to the exclusion of any other similar service and the use of such service provided by the Landlord shall be at the sole cost of the Tenant.

Installation        14.     The Tenant shall make its own arrangements  with the
of Telephone                public telephone company in Hong Kong with regard to
Cables                      the installation of telephones in the Premises,  but
                            the installation of telephone lines outside the Premises must be in accordance with the Landlord's reasonable directions.

Government          15.     To be bound by and to be observe and perform all the
Lease and Deed of           terms   conditions    stipulations   and   covenants
Mutual Covenant             contained   Government  Lease  and  Deed  of  Mutual
                            Covenant of the Building.

Contractors         16.     To be  liable  for any  act  default  negligence  or
Employees                   omission  of  the  Tenant's  contractors,  employees
Invitees and                invitees or  licensees as if it were the act default
Licensees                   negligence   or   omission  of  the  Tenant  and  to
                            indemnify the Landlord against all costs claims demands expenses or liability to any third party in connection therewith.

Yield up            17.     To yield up the Premises with all fixtures  fittings
Premises                    and additions  therein and thereto at the expiration
and Handover                or sooner  determination  of the Term in good  clean
                            substantial  and proper repair and  condition  (fair
                            wear and tear inherent and latent defects  excepted)
                            AND  thereupon to surrender to the Landlord all keys
                            leading to all parts of the Premises and if required
                            by the  Landlord to remove at the  Tenant's  expense
                            all fixtures, fittings, additions, partitions, floor
                            coverings, wall finishes, false ceilings, electrical
                            installations    and   wirings,    erections,    and
                            alterations   made  or  installed  upon  or  in  the
                            Premises  whether  by the  Tenant  or by a  previous
                            occupier  of the  Premises  and  taken  over  by the
                            Tenant and to  re-instate  restore and make good any
                            damage  caused  by such  removal  or  re-instatement
                            Provided that the Tenant's  obligations  relating to
                            removal or  re-instatement  under this Clause may be
                            modified or varied by the mutual  agreement  between
                            the  Landlord  and  the  Tenant  that  the  Landlord
                            proposes  without  payment  of any  compensation  to
                            retain  all or any of the said  fixtures,  fittings,
                            additions,  partitions,  floor coverings,  erections
                            and alterations which the Tenant is otherwise liable
                            hereunder to remove but subject to this proviso, the
                            Tenant  shall  re-instate  restore and make good the
                            Premises  or  any  part  thereof   requiring  to  be
                            re-instated restored or made good and deliver up the Premises to the Landlord in "bare shell" condition and in the event of the Tenant failing so to do the Tenant shall on demand pay to the Landlord the cost of such re-instatement restoration or making good.

IV

                             LANDLORD'S OBLIGATIONS

                            The Landlord agrees with the Tenant as follows:-

Quiet               1.      To  permit  the  Tenant  (duly  paying  the rent the
Enjoyment                   management  fees and the  cleaning  charges (if any)
                            hereby  agreed  to be paid on the days and in manner
                            herein  provided  for  payment of the same and rates
                            and  observing   and   performing   the   agreements
                            stipulations terms conditions and obligations herein contained) to have quiet possession and enjoyment of the Premises during the said term without any interruption by the Landlord or any person lawfully claiming under or through or in trust for the Landlord.

Government Rent     2.      To pay the  Government  Rent  and  Property  Tax and
                            outgoings  of  a  capital  or  non-recurring  nature
                            attributable   to  or  payable  in  respect  of  the
                            Premises.

Roof and            3.      To repair  maintain and keep main drains water pipes
Main                        main  cables main walls  roofs and  exterior  window
Structure                   frames of the Building (except in so far as the same
                            are   within  the   responsibility   of  the  Tenant
                            hereunder) in a proper state of repair and condition
                            Provided that the Landlord shall not be liable for breach of this Clause (so far as it relates to the Premises) unless and until written notice of any defect or want of repair has been given to the Landlord by the Tenant and the Landlord has failed to take reasonable steps to repair or remedy the same.

                    4. To use its best endeavours to ensure the Manager of the Management Office carries out his duty under the Deed of Mutual Covenant and Management Agreement.


                                    SECTION V

                          RESTRICTIONS AND PROHIBITIONS


                     The Tenant hereby agrees with the Landlord as follows:-

Installation        1.  (a) Not to make  or  permit  or  suffer  to be made  any alterations in or additions to the Premises or to the electrical wiring installation, air-conditioning ducting (if any), lighting fixtures or other Landlord's fixtures or to install any plant apparatus or machinery therein without first having obtained the written consent of the Landlord therefor (which consent shall not be unreasonably withheld or delayed).

                        (b) Not to place on any part of the  Premises  object of
                            any kind of the weight of which is in excess of the floor loading of the Premises.

                        (c) Not to erect  install or alter any  partitioning  of
                            any kind in the Premises or any part thereof without having obtained the Landlord's prior written approval (which approval shall not be unreasonably withheld or delayed). Any such partitioning or alteration thereof approved by the Landlord shall be constructed or made at such position and with such material and in accordance with such other requirement (if any) as shall be reasonably directed or approved by the Landlord. All reasonable fees and expenses incurred by the Landlord in obtaining the approval of the Landlord's architects or consultants on the location of such partitioning or alteration shall be borne by the Tenant and payment therefor to the Landlord as may be imposed as a pre-requisite of the Tenant receiving such permission.

Injury to           2.      Not to cut maim or  injure or permit or suffer to be
Main Walls                  cut maimed or injured any doors  windows walls beams
                            structural members or other part of the fabric of the Premises.

Alteration          3.      Save as provided in Section V Clause 5 hereof not to
to                          affix  anything  or  paint  or make  any  alteration
Exterior                    whatsoever to the exterior of the Premises.


Noise               4.      Not to cause or  produce  or  suffer or permit to be
                            produced on or in the Premises any sound or noise which is or are or may be a nuisance or annoyance to the tenants or occupiers of adjacent or neighbouring premises.

Signs               5.      Not  without  the  prior  written  approval  of  the
                            Landlord  (which  approval shall not be unreasonably
                            withheld  or  delayed  if  the  Tenant   shall  have
                            complied with any relevant regulations and rules of the government and the direction of the manager of the Building) to exhibit or display on the exterior of the Premises any writing sign signboard or other device whether illuminated or not which may be visible from outside the Premises nor to affix any writing signs signboard or other device in at or above any common area lobby landing or corridor of the Building provided that the Tenant may display its name and trade name in appropriate size(s) and in a reasonable manner acceptable to the manager of the Building.

Auction and         6.      Not to  conduct  or  permit  to be taken  place  any
Sales                       auction fire  bankruptcy  close out or similar sales
                            of things or properties of any kind on the Premises.

Illegal or          7.      Not to use or cause  permit or suffer to be used any
Immoral Use                 part of the Premises for gambling or for any illegal
                            immoral or improper purposes or in any way so as to cause nuisance annoyance inconvenience or damage or danger to the Landlord or the tenants or occupiers of adjacent or neighbouring premises.

Sleeping or         8.      Not to use  the  Premises  or any  part  thereof  as
Domestic USe                sleeping quarters or as domestic premises within the
                            meaning of any ordinance for the time being in force
                            or to allow any  person  to  remain on the  Premises
                            overnight   unless   with   the   Landlord's   prior
                            permission in writing. Such permission shall only be given to enable the Tenant to post watchmen to look after the contents of the Premises and the names of the watchmen shall first be registered with the Landlord prior to its giving such permission.

Obstructions        9.      Not to  place or leave or  suffer  or  permit  to be
in Passages                 placed or left by any contractor employee invitee or
                            licensee of the Tenant any boxes furniture articles or rubbish in the entrance or any of the staircases passages or landings of the Building used in common with other tenants or the Landlord or otherwise encumber the same.

Prevention          10.     Not to cause or  permit  any  offensive  or  unusual
of odours                   odours  to be  produced  upon or  emanate  from  the
                            Premises.

Animals, Pets       11.     Not to keep  or  permit  or  suffer  to be kept  any
and infestation             animals or pets inside the  Premises and to take all
                            such steps and  precautions to the  satisfaction  of
                            the  Landlord  to prevent  the  Premises or any part
                            thereof from becoming infested by termites rats mice
                            roaches  or any other  pests or  vermin  and for the
                            better  observance  hereof the  Landlord may require
                            the Tenant to employ at the  Tenants  cost such pest
                            extermination   contractors   as  the  Landlord  may
                            nominate and at such intervals as the Landlord may direct.

Subletting,         12.     Not  without  the  prior  written   consent  of  the
Assigning                   Landlord to assign  underlet or otherwise  part with
                            the  possession  of the Premises or any part thereof
                            in any way  whether  by way of  sub-letting  lending
                            sharing or other means whereby any person or persons
                            not a party  to this  Agreement  obtains  the use or
                            possession  of  the  Premises  or any  part  thereof
                            irrespective   of   whether   any  rental  or  other
                            consideration  is given  for such use or  possession
                            and in the  event of any such  transfer  sub-letting
                            sharing assignment or parting with the possession of
                            the Premises (whether for monetary  consideration or
                            not) this Agreement shall  absolutely  determine and
                            the Tenant  shall  forthwith  vacate the Premises on
                            notice to that effect from the Landlord. The Tenancy
                            shall be personal  to the Tenant  named in the First
                            Schedule  to this  Agreement  and without in any way
                            limiting  the   generality   of  the  foregoing  the
                            following acts and events shall unless approved in writing by the Landlord be deemed to be breaches of this Clause :-

                        (a) In the case of a tenant which is a  partnership  the
                            taking in of one or more new partners whether on the death or retirement of an existing partner or otherwise.

                        (b) In  the  case  of a  tenant  who  is  an  individual
                            (including a sole surviving partner of a partnership tenant) the death insanity or disability of that individual to the intent that no right to use possess occupy or enjoy the Premises or any part thereof shall vest in the executors administrators personal representatives next of kin trustee or committee of any such individual.

                        (c) In the  case  of a  tenant  which  is a  corporation
                            liquidation save for internal reconstruction or amalgamation.

                        (d) The giving by the Tenant of a Power of  Attorney  or
                            similar authority whereby the donee of the Power obtains the right to use possess occupy or enjoy the Premises or any part thereof or does in fact use possess occupy or enjoy the same.

Breach of           13.     Not to cause suffer or permit any  contravention  of
Government Lease            the provisions of the  Government  Lease under which
                            the Landlord holds the Premises and to indemnify the Landlord against any such breach.

Breach of           14.     Not to cause or  suffer or permit to be done any act
Insurance Policy            or thing whereby the policy or policies of Insurance
                            on the Premises against damage by fire or liability to Third parties for the time being subsisting may become void or voidable or whereby the rate or premium or premiums thereon may be increased, and to repay to the Landlord on demand all sums paid by the Landlord by way of increased premium or premiums thereon and all expenses incurred by the Landlord in and about any renewal of such policy or policies arising from or rendered necessary by a breach of this Clause.

V

                                   EXCLUSIONS

                     IT IS HEREBY FURTHER EXPRESSLY AGREED AND DECLARED that the Landlord shall not in any circumstances be liable to the Tenant or any other person whomsoever unless caused by the act, negligence or default of the Landlord, its agents or servants :-

Lift, Air-          1.      In  respect  of any  loss or  damage  to  person  or
conditioning,               property sustained by the Tenant or any other person
Utilities                   caused  by or  through  or in any way  owing  to any
                            defect in or breakdown of the lifts air-conditioning system, electric power and water supplies, or any other building service provided in the Building, or

Fire and            2.      In  respect  of any  loss or  damage  to  person  or
overflow                    property sustained by the Tenant or any other person
of water                    caused  by or  through  or in any way  owing  to the
                            escape of fumes smoke fire or any other substance or thing or the overflow of water from anywhere within the Building, or

Security            3.      For the security or  safekeeping  of the Premises or
                            any contents therein and in particular but without prejudice to the generality of the foregoing the provision by the Landlord of watchmen and caretakers shall not create any obligation on the part of the Landlord as to the security of the Premises or any contents therein and the responsibility for the safety of the Premises and the contents thereof shall at all times rest with the Tenants, nor shall the rent and other charges hereinbefore mentioned or any part thereof abate or cease to be payable on account of any of the foregoing.

VI

                                ABATEMENT OF RENT

Suspension  of       If the Premises or the  Building or any part thereof  shall
rent in case         at any time during the tenancy be  destroyed  or damaged or
of fire etc          become  inaccessible  owing  to fire  water  storm  typhoon defective  construction white ants earthquake subsidence of the  ground  or any  calamity  beyond  the  control  of the
                     Landlord so as to render the  Premises or any part  thereof unfit for industrial use or inaccessible  and the policy or policies of insurance  effected by the  Landlord  shall not have been vitiated or payment of the policy moneys  refused in whole or in part in consequence of any act or default of the Tenant or if at any time during the continuance of this tenancy the  Premises or the  Building or any part  thereof shall be condemned as a dangerous structure or a demolition order or closing order shall become operative in respect of the  Premises or the  Building or any part thereof then the rent hereby reserved or a fair proportion thereof according to the nature
                     and  extent of the  damage  sustained  or order  made shall after the expiration of the then current month be suspended until the  Premises or Building or (as the case may be) the relevant  part thereof  shall again be rendered  accessible and fit for  industrial  or  warehouse  use  provided  that should the Premises or the Building or (as the case may be)
                     the relevant  part thereof not have been  reinstated in the meantime  either the Landlord or the Tenant may at any time after  one  month  from the  occurrence  of such  damage or destruction  or order  give to the other of them  notice in writing to determine this present tenancy and thereupon the same and  everything  herein  contained  shall cease and be void as from the date of the occurrence of such destruction or damage or order or of the Premises or the relevant  part thereof  becoming  inaccessible  or unfit for industrial or warehouse  use but  without  prejudice  to the  rights  and remedies  of either  party  against the other in respect of
                     any   antecedent   claim  or  breach   of  the   agreements
                     stipulations terms and conditions herein contained or of the Landlord in respect of the rent payable hereunder prior to the coming into effect of the suspension.

VII

                                     DEFAULT

                     It is hereby expressly agreed and declared as follows :-

Default             1.      If the  rent  and/or  the  management  fees  payable
                            hereunder or any part thereof shall be in arrear for
                            fifteen  (15) days after the same shall have  become
                            payable  (whether  formally  demanded  or not) or if
                            there shall be any breach or  non-performance of any
                            of the stipulations  conditions or agreements herein
                            contained  and  on the  part  of  the  Tenant  to be
                            observed or  performed or if the Tenant shall become
                            bankrupt or being a corporation go into  liquidation
                            (save   for  the   purposes   of   amalgamation   or
                            reconstruction)   or  if  the  Tenant  shall  suffer
                            execution   to  be  levied  upon  the   Premises  or
                            otherwise on the Tenant's goods then and in any such case it shall be lawful for the Landlord at any time thereafter to re-enter on and upon the Premises or any part thereof in the name of the whole and thereupon this Agreement shall absolutely determine but without prejudice to any right of action by the Landlord in respect of any outstanding breach or non-observance or non-performance by the Tenant of any of the terms of this Agreement. All reasonable costs and expenses incurred by the Landlord in demanding payment of the rent and other charges aforesaid (if the Landlord elects to demand) arising out of this Clause shall be paid by the Tenant and shall be recoverable from the Tenant as a debt or be deductible by the Landlord from any deposit held by the Landlord hereunder.

Acceptance          2.      The acceptance of any rent by the Landlord hereunder
of Rent                     shall not be deemed  to  operate  as a waiver by the
                            Landlord of any right to proceed  against the Tenant
                            in   respect  of  any   breach   non-observance   or
                            non-performance   by  the   Tenant  of  any  of  the
                            agreements stipulations terms and conditions herein contained and on the part of the Tenant to be observed and performed.

Acts of             3.      For the  purpose of these  presents  any act default
Employees                   neglect or  omission  of any guest  visitor  servant
Invitees and                contractor employee agent invitee or licensee of the
Licensees                   Tenant shall be deemed to be the act default neglect
                            or omission of the Tenant.

Distraint           4.      For the  purpose  of Part  III of the  Landlord  and
                            Tenant (Consolidation) Ordinance (Chapter 7) and of these presents, the rent payable in respect of the Premises shall be deemed to be in arrears if not paid in advance at the times and in the manner hereinbefore provided for payment thereof.

Interest etc.       5.      Notwithstanding  anything hereinbefore  contained if
                            the Tenant shall fail to pay the rental and/or other moneys herein reserved or any part thereof on due date the Landlord shall be entitled to recover from the Tenant as a debt the following expenses incurred by the Landlord in the course of recovering the rental in arrears and/or other moneys unpaid or any part thereof :-

                        (a) all  Solicitors'  and/or  Counsels'  fees (on  taxed
                            costs basis) and court fees incurred by the Landlord for the purpose of recovering the rental and air-conditioning charges in arrears and/or other moneys unpaid or any part thereof from the Tenant;

                        (b) any other  reasonable  fees paid to  debt-collectors
                            appointed by the Landlord for the purpose of collecting the rental and air-conditioning charges in arrears and/or other moneys unpaid or any part thereof from the Tenant;

                        (c) interest calculated at the rate of 3% over the prime
                            rate of The Hongkong & Shanghai Banking Corporation Limited on the rental and air-conditioning charges in arrears and/or other moneys unpaid or any part thereof from the date due for payment to the date of actual payment.

VIII

                                     DEPOSIT

Deposit             1.      The Tenant  shall on the signing  hereof and at such
                            other  times  (if any)  during  the term of  tenancy
                            hereby  created as are  specified in Part III of the
                            Schedule hereto deposit with the Landlord the sum or
                            sums  specified in Part VI of the Schedule to secure
                            the due observance and  performance by the Tenant of
                            the  agreements  stipulations  terms and  conditions
                            herein contained and on the part of the Tenant to be
                            observed and  performed  which said deposit shall be
                            held by the Landlord throughout the currency of this
                            agreement  free of any  interest  to the Tenant with
                            the right for the Landlord (without prejudice to any
                            other right or remedy hereunder) to deduct therefrom
                            the  amount  of any rent  rates  and  other  charges
                            payable  hereunder  and any costs  expenses  loss or
                            damage  sustained  by the  Landlord as the result of
                            any  non-observance or non-performance by the Tenant
                            of  any  of  the   said   agreements,   stipulations
                            obligations or conditions. In the event of any deduction being made by the Landlord from the said deposit in accordance herewith during the currency of this Agreement the Tenant shall forthwith on demand by the Landlord make a further deposit equal to the amount so deducted and failure by the Tenant so to do shall entitle the Landlord forthwith to re-enter upon the Premises and to determine this Agreement as hereinbefore provided.

Repayment of        2.      Subject  as  aforesaid  the  said  deposit  shall be
Deposit                     refunded  to  the  Tenant  by the  Landlord  without
                            interest  within  fourteen days after the expiration
                            or  sooner   determination  of  this  Agreement  and
                            delivery of vacant possession to the Landlord and after settlement of the last outstanding claim by the Landlord against the Tenant for any arrears of rent rates and other charges and for any breach non-observance or non-performance of any of the agreements stipulations terms and conditions herein contained and on the part of the Tenant to be observed or performed whichever shall be the later.

Transfer of         3.      If at any time during the term of the tenancy hereby
Deposit                     created, the Landlord shall sell or otherwise assign
                            the said  premises to the new owner  ("New  Owner"),
                            the  Landlord  may at any time  enter into a 3 party
                            agreement with the New Owner and the Tenant,  at the
                            costs of the  Landlord,  to the New  Owner  the said
                            deposit   (subject  to  the   Landlord's   right  of
                            deduction aforesaid). Upon signing such 3 party agreement, the Landlord (which in this context shall exclude its assigns) shall be released of its liability and obligation under this Agreement to refund the said deposit or any balance thereof to the Tenant. The Tenant shall claim for the refund of the said deposit or the balance thereof from the New
                            Owner only.

X

                        INTERPRETATION AND MISCELLANEOUS

Marginal            1.      The Marginal Notes,  Headings and Index are intended
Notes, Headings             for  guidance  only  and do not  form  part  of this
and Index                   Agreement  nor shall any of the  provisions  of this
                            Agreement be construed or interpreted by reference thereto or in any way affected or limited thereby.

As-is Basis         2.      The Tenant  shall take over the  Premises  on an "as
                            is"  basis  which   include  any  ducting  or  vents
                            currently installed for extraction of exhaust gases, fumes and hot air from the Premises but the Landlord gives no warranty or representation as to the adequacy thereof or as to their compliance with all relevant regulations.

No Warranty         3.      The Landlord  does not represent or warrant that the
                            Premises are suitable for the user  specified in the
                            Section  I  hereto  or the use or  purposes  for the
                            intended  user by the Tenant  and the  Tenant  shall
                            satisfy  itself or shall be deemed to have satisfied
                            itself  that they are  suitable  for the purpose for
                            which  they  are to be used  and the  Tenant  hereby
                            agrees that it will at its own expense apply for any
                            requisite licences or permits from all Government or
                            Public  Authorities in
                            respect of the conduct of the  Tenant's  business in
                            the Premises  and shall  execute and comply with all
                            Ordinances,  Regulations,  Orders,  Notices or Rules
                            made  by  all   competent   Government   or   Public
                            Authorities  in  connection  with such  business  as
                            aforesaid  and the  Landlord  gives no  warranty  or
                            representation  as to  compliance  with all relevant
                            regulations  in respect of the aforesaid use AND the
                            Tenant  hereby   further  agrees  to  indemnify  the
                            Landlord in respect of any breach by the Tenant of this Clause.

Condonation         4.      No  condoning,   excusing  or   overlooking  by  the
not a waiver                Landlord of any default, breach or non-observance or
                            non-performance by the Tenant at any time or times of any of the agreements stipulations terms and conditions herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach or non-observance or non-performance or so as to defeat or affect in any way the rights and remedies of the Landlord hereunder in respect of any such continuing or subsequent default or breach and no waiver by the Landlord shall be inferred from or implied by anything done or omitted by the Landlord, unless expressed in writing and signed by the Landlord. Any consent given by the Landlord shall operate as a consent only for the particular matter to which it relates and shall in no way be considered as a waiver or release of any of the provisions hereof nor shall it be construed as dispensing with the necessity of obtaining the specific written consent of the Landlord in future, unless expressly so provided.

Letting             5.      During  the  three  months  immediately  before  the
Notices and                 expiration  or sooner  determination  of the term of
Entry                       this  Agreement the Landlord  shall be at liberty to
                            affix and  maintain  without  interference  upon any
                            external part of the Premises a notice  stating that
                            the   Premises   are  to  be  let  and  such   other
                            information in connection therewith as the Landlord shall reasonably require during the aforementioned period of 3 months provided that such notice will not block any window of the Premises or part thereof.

Service of          6.      Any notice required to be served on the Tenant shall
Notice                      be sufficiently served if delivered to or despatched
                            by registered post or left at the registered office of the Tenant. A notice sent by registered post shall be deemed to be given at the time and date of posting.

Gender &            7.      In this Agreement if the context permits or requires
Plural                      words  importing  the singular  number shall include
                            the plural number and vice versa and words importing the masculine feminine or neuter gender, shall include the other of them.

Stamp Duty          8.      The Stamp Duty and registration fee (if any) on this
and Costs                   Agreement and its counterpart  shall be borne by the
                            Landlord and the Tenant in equal shares.  Each party
                            shall pay its own costs  and  disbursements  for the
                            preparation,   approval  and   completion   of  this
                            Agreement.


                                   SECTION XI

                                 OPTION TO RENEW

Notice to Renew     1.      If  the  Tenant  wishes  to  take a  tenancy  of the
                            Premises  for a  further  term of 3 years  from  the
                            expiration  of the Term at the rent and on the terms
                            and conditions  hereinafter  mentioned and shall not
                            less than 6 months before the expiration of the Term
                            give to the  Landlord  notice in writing of such its
                            desire  and if it shall  have  paid the rent  hereby
                            reserved  and shall have  reasonably  performed  and
                            observed  all  the  terms  and   conditions   herein
                            contained  and  on  its  part  to be  performed  and
                            observed up to the  expiration  of the Term then the
                            Landlord  will let the  Premises to the Tenant for a
                            further  term of 3 years from the 13th  January 2002
                            at the then  current  market  rent  such  rent to be
                            determined  in  manner   hereinafter   provided  and
                            subject   in  all   other   respects   to  the  same
                            stipulations as are herein contained except this clause for renewal and any rent-free period allowed to the Tenant.

New Rent            2.      The rent payable for the said further term (the "new
                            rent")  shall be  notified  by the  Landlord  to the
                            Tenant  and  shall be  agreed  between  the  parties
                            hereto not less than two months immediately prior to
                            the  expiration  of the  Term  Provided  that in the
                            event of a failure by the parties hereto to agree on
                            the new  rent the same  shall  be  determined  by an
                            independent   professional   valuer   or   firm   of
                            professional valuers (the "valuer") to be appointed jointly by the parties hereto in writing or in the absence of agreement on the identity of the valuer not less than one month prior to the expiration of the Term the valuer shall be appointed (on the application of either party) by the President for the time being of the Hong Kong Institute of Surveyors. The valuer shall act as an expert and not as an arbitrator and the valuer's decision shall be conclusive and binding on the parties hereto.

Market Rent         3.      In  determining  the  current  market  rent  for the
                            Premises the valuer shall:

                        (a) make the following assumptions:

                            (i) that no work has been carried out on the Premises by the Tenant its subtenants or their predecessors in title during the Term which
                                  has   diminished   the  rental  value  of  the
                                  Premises

                            (ii)  that   the   agreements   contained   in  this
                                  Agreement on the part of the Tenant have been fully performed and observed

                            (iii) that the  Premises  are  available to let by a
                                  willing landlord to a willing tenant by one Agreement without a premium being paid by either party and with vacant possession

                            (iv) that the Premises are ready for and fitted out and equipped for immediate occupation and use for the purpose or purposes required by the willing tenant referred to in paragraph (iii) and that all the services required for such
                                  occupation   and  use  are  connected  to  the
                                  Premises

                            (v)   that the  Agreement  referred to in  paragraph
                                  (iii)   contains   the  same   terms  as  this
                                  Agreement except the amount of the rent and any rent free period allowed to the Tenant for fitting out the Premises for its occupation and use at the commencement of the Term

                        (b) and shall disregard the following matters:

                            (i) any effect on rent of the fact that the Tenant or its predecessors in title have been in occupation of the Premises

                            (ii) any goodwill attributable to the Tenant's business

                            (iii) any  increase in rental  value of the Premises
                                  attributable to the existence at the expiration of the Term of any improvement to the Premises carried out by the Tenant with consent where required otherwise than in pursuance of an obligation to the Landlord or its predecessors in title

Before              4.      Until the new rent  shall  have been  determined  in
determination               accordance with Clause 2 above, the Tenant shall pay
of new rent                 to the  Landlord  on  account  of the new  rent  the
                            existing monthly rent for the Premises and within twenty-one days of such determination the Tenant shall pay to the Landlord any shortfall between the new rent and the payments made by the Tenant on account.

Costs               5.      The cost and  expenses of the valuer  shall be borne
                            by the parties hereto in equal shares.

                         THE SCHEDULE ABOVE REFERRED TO

                                     PART I

LANDLORD:        Many  Best  Development  Limited  whose  registered  office  is situate  at  Workshop  1 on  1st  Floor,  Tak  King  Industrial
                 Building, No.27, Lee Chung Street, Chaiwan, Hong Kong.

TENANT: Workable Company Limited whose registered office is situate at Workshop 1 on 1st Floor, Tak King Industrial Building, No.27, Lee Chung Street, Chaiwan, Hong Kong.

                                     PART II

PREMISES:        All Those  Workshop 1 on 1st Floor & The Flat Roof  Thereof and
                 Lorry Car Park No. 4 on Upper Ground Floor, Tak King Industrial
                 Building ("the  Building"),  No.27, Lee Chung Street,  Chaiwan,
                 Hong Kong.

                                    PART III

TERM: Three years commencing on 13th January 1999 and expiring on 12th January 2002.

                                     PART IV

                               PARTICULARS OF RENT

The rent for the Term shall be HONG KONG DOLLARS FIFTY NINE THOUSAND FOUR HUNDRED AND FORTY (HK$59,440.00) per calendar month payable in advance on the first day of each calendar month and exclusive of rates and management fee.

                                     PART V

MANAGEMENT FEE:  HONG  KONG  DOLLARS  FIVE   THOUSAND  SIX  HUNDRED  AND  TWELVE
                 (HK$5,612.00) per calendar month payable monthly in advance on the 1st day of each calendar month and subject to revision by the Landlord or the Manager of the Building from time to time.

                                     PART VI

DEPOSIT: HONG KONG DOLLARS ONE HUNDRED SEVENTY EIGHT THOUSAND THREE HUNDRED AND TWENTY (HK$178,320.00).

     AS WITNESS the hands of the parties hereto the day and year first above written.



SIGNED  by                   )
                             )
for and on behalf of the     )
Landlord in the presence     )
of :-                        )










SIGNED  by                   )
                             )
for and on behalf of the     )
Tenant in the presence       )
of :-                        )











        RECEIVED  on or before the day     )
and year first above written of and        )
from the Tenant the above mentioned        )
deposit of  HONG KONG DOLLARS ONE HUNDRED  )
SEVENTY EIGHT THOUSAND THREE HUNDRED       )
AND TWENTY ONLY                            )HK$178,320.00
                                           )=============